                   Supplement, Dated November 9, 2004, to the
    Prospectus of Value Line Income and Growth Fund, Inc., Dated May 1, 2004

Based upon the number of shares outstanding at October 31, 2004 and the realized capital gains through that date, the Fund projects that its year-end capital gains distribution would be approximately $0.961 per share. This amount may change as a result of developments during the remainder of the year.